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                                                                   EXHIBIT 10.13

                    AMENDMENT NO. 1 TO CONSULTING AGREEMENT

        THIS AMENDMENT NO. 1 TO CONSULTING AGREEMENT (this "Amendment") amends that certain Consulting Agreement effective as of August 1, 1996 (the "Agreement") between TEKELEC, a California corporation (the "Company"), and HOWARD ORINGER, a California resident ("Consultant"). Capitalized terms used herein shall have the meanings set forth in the Agreement, unless otherwise defined herein.

        WHEREAS, the parties wish to amend the Agreement to extend the term thereof;

        NOW, THEREFORE, in consideration of the foregoing recital and of the premises and the covenants, warranties and agreements set forth below, and for other valuable consideration received, the parties hereby agree as follows:

        1. Consultancy. Section 1 of the Agreement is hereby amended to read in its entirety as follows:

             "1. CONSULTANCY. The Company hereby retains Consultants, and Consultant hereby accepts such retention, to consult for the Company upon the terms and subject to the conditions set forth herein, commencing as of the Effective Date and continuing until January 1, 1997 or until this Agreement is sooner terminated in accordance with Section 5 hereof (the "Term"). Consultant shall render such consulting services to the Company as an independent contractor and not as an employee, agent, joint venturer or otherwise."

        2. Termination. Section 5 of the Agreement is hereby amended to read in its entirety as follows:

            "5. TERMINATION. This Agreement and Consultant's retention hereunder shall continue until the earlier to occur of (a) January 1, 1997 or (b) the death or disability of Consultant."

        3. No Other Amendments. The Agreement, except as expressly amended by this Amendment, shall continue in full force and effect.

        4. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Amendment effective as of November 30, 1996.

TEKELEC                                   HOWARD ORINGER

By: /s/ Allan J. Toomer                   Signature: /s/  Howard Oringer
    --------------------------                       -------------------------
    Allan J. Toomer, President